UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933

Date of Report (Date of earliest event reported):  December 30, 2014

OWENS REALTY MORTGAGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Report is being filed as an amendment (this “Amendment No. 1”) to the Current Report on Form 8-K filed by Owens Realty Mortgage, Inc. (the “Company”) with the Securities and Exchange Commission on December 30, 2014 (the “Original Filing”).

The purpose of this Amendment No. 1 is to provide the correct calculation of the Prepayment Fee (defined below) due under the described Credit Agreement for any prepayments made by the Company from January 5, 2017 until January 4, 2021. For convenience, the information disclosed in the Original Filing is repeated in this Amendment No. 1.

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2014, Tahoe Stateline Ventures, LLC (“Borrower”), a wholly-owned subsidiary of Owens Realty Mortgage, Inc. (the “Company”), entered into a Credit Agreement, dated as of December 15, 2014 (the “Credit Agreement”), with RaboBank, N.A. as the lender (“Lender”) providing TSV with a loan (the “TSV Loan”) of up to $14,500,000. The TSV Loan is evidenced by the Credit Agreement, a Real Estate Term Loan Note, a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the “Security Agreement”) and an Environmental Certificate and Indemnity Agreement. The TSV Loan and related obligations are guaranteed by the Company pursuant to a Guaranty agreement (the “Guaranty” and, together with the Credit Agreement and related agreements, the “TSV Loan Documents”) between the Company and Lender. Capitalized terms used and not defined herein are further defined in the Credit Agreement.

Borrowings under the TSV Loan Documents are subject to customary closing conditions, and proceeds of the TSV Loan will be used to finance the origination of new commercial real estate loans. It is anticipated that $10,445,000 will be borrowed by Borrower at the first closing under the Credit Agreement and up to an additional $4,055,000 (the “Undisbursed Portion”) will be made available to Borrower in one or more future advances, provided that no event of default has occurred under the TSV Loan Documents and that such additional advances do not result in a pro forma Debt Service Coverage ratio (as defined in the Credit Agreement) of less than 1.25:1.00. No funds have been borrowed to date under the TSV Loan Documents, and the Company’s aggregate current borrowing availability thereunder applying the described Debt Service Coverage calculation is approximately $10,445,000.

All outstanding borrowings under the TSV Loan Documents will bear interest initially at a rate of 3.47% per annum (the “Long Term Adjustable Rate”), provided that on January 5, 2018 the Long Term Adjustable Rate will be reset to Lender’s then current market rate for three year fixed rate loans from comparable commercial real estate secured transactions, as determined by Lender in its sole discretion. Upon a default under the TSV Loan Documents, the interest rate on the outstanding principal balance increases by an additional five percent (5.00%) per annum and the rate on any other outstanding obligations thereunder increases to ten percent (10.00%) per annum. Prepayments under the TSV Loan Documents may be made at any time provided that a prepayment fee in the following amount accompanies such prepayment (the “Prepayment Fee”): (i) until January 4th, 2016 the Prepayment Fee is 3.00% of the prepayment amount; (ii) from January 5th, 2016 until January 4th, 2017 the Prepayment Fee is 2.00% of the prepayment amount; and (iii) from January 5th, 2017 until January 4th, 2021 the Prepayment Fee is 1.00% of the prepayment amount. Notwithstanding the foregoing sentence, during the 90 day period immediately prior to January 5, 2018, and the 90 day period immediately prior to the Maturity Date, Borrower may prepay the entire unpaid balance of the Loan in full, without any Prepayment Fee or penalty.

During the term of the TSV Loan, Borrower will make equal combined payments of principal and accrued interest on the fifth day of each month in an amount calculated to fully amortize the original principal amount over a period of 300 months, subject to certain adjustments to the monthly payment amount.  An adjustment to the monthly amount will be made: (i) upon disbursement of the Undisbursed Portion of the Loan so that a recalculated monthly payment will fully amortize the then outstanding principal amount over the remainder of the original amortization period; and (ii) following a reset of the Long Term Adjustable Rate of interest. The balance of the Loan is due on January 5, 2021 (the “Maturity Date”).

Borrowings under the Credit Agreement will be secured by a lien on all real, personal and other property owned by Borrower, including without limitation the land, buildings and other improvements at development located in South Lake Tahoe, California known as Chateau at Lake Tahoe, (the “Project”) and an assignment of all rents and leases associated with the Project, which collateral is further described in the Security Agreement.

The TSV Loan Documents contain affirmative, negative, and financial covenants which are customary for loans of this type, including among others the requirement to obtain Lender approval of new leases or lease renewals with respect to Borrower properties. The TSV Loan Documents also contains customary events of default (subject to specified thresholds and, in certain cases, cure periods). If an event of default occurs and is continuing under the TSV Loan Documents, Lender may, among other things, terminate its obligations to lend under the Credit Agreement and require the Company to repay all amounts owed thereunder. The Credit Agreement also requires the payment of a closing fee of $108,750 and certain administrative fees.

The foregoing descriptions of the TSV Loan Documents do not purport to be complete and are qualified in their entirety by reference to the full text of the Credit Agreement, Real Estate Term Loan Note, Security Agreement, Environmental Certificate and Indemnity Agreement and Guaranty filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference. A copy of a press release announcing the entry into the Credit Agreement is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

This Current Report (including information included or incorporated by reference herein) contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements about the Company's plans, strategies, prospects, and anticipated events, including the transactions discussed in this Current Report, are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in the Company's most recent filings with the Securities and Exchange Commission including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description

10.1*	Credit Agreement, dated as of December 15, 2014, between Tahoe Stateline Venture, LLC and RaboBank, N.A.
10.2*	Real Estate Term Loan Note of Tahoe Stateline Venture, LLC, payable to the order of RaboBank, N.A., dated as of December 15, 2014.
10.3*	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of December 15, 2014, by Tahoe Stateline Venture, LLC to and in favor of RaboBank, N.A.
10.4*	Environmental Certificate and Indemnity Agreement, dated as of December 15, 2014, by Tahoe Stateline Venture, LLC to and in favor of RaboBank, N.A.
10.5*	Guaranty, dated as of December 15, 2014, of Owens Realty Mortgage, Inc. in favor of RaboBank, N.A.
99.1*	Press Release dated December 30, 2014. * Previously filed.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

Dated:            January 7, 2015                                           By: /s/ William C. Owens
Name:  William C. Owens
Title:  President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

10.1*	Credit Agreement, dated as of December 15, 2014, between Tahoe Stateline Venture, LLC and RaboBank, N.A.
10.2*	Real Estate Term Loan Note of Tahoe Stateline Venture, LLC, payable to the order of RaboBank, N.A., dated as of December 15, 2014.
10.3*	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of December 15, 2014, by Tahoe Stateline Venture, LLC to and in favor of RaboBank, N.A.
10.4*	Environmental Certificate and Indemnity Agreement, dated as of December 15, 2014, by Tahoe Stateline Venture, LLC to and in favor of RaboBank, N.A.
10.5*	Guaranty, dated as of December 15, 2014, of Owens Realty Mortgage, Inc. in favor of RaboBank, N.A.
99.1*	Press Release dated December 30, 2014. * Previously filed.